                                                                    EXHIBIT 10.3


                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN ARTICLE FOURTEEN OF THE INDENTURE TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY THE COMPANY AND CERTAIN OF ITS SUBSIDIARIES TO ALL SENIOR INDEBTEDNESS; AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF SUBORDINATION AS SET FORTH IN SAID ARTICLE FOURTEEN OF THE INDENTURE.

         United Auto Group, Inc.

                                ---------------

               9 5/8% SENIOR SUBORDINATED NOTE DUE 2012, SERIES B

                                                         CUSIP NO. _____________
No. 1                                                        $____________

         United Auto Group, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay Cede & Co. or registered assigns, the principal sum of $____________________United States dollars or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, initially shall not exceed $300,000,000 less the principal amount of Securities redeemed by the Company in accordance with the Indenture) as may be set forth on the Security Register on Appendix A hereto in accordance with the Indenture on March 18, 2012, at the office or agency of the Company referred to below, and to pay interest thereon from March 18, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 15 and September 15 in each year, commencing September 15, 2002, at the rate of 9 5/8% per annum, in United States dollars, until the principal hereof is paid or duly provided for; provided that to the extent interest has not been paid or duly provided for with respect to the Series A Security exchanged for this Series B Security, interest on this Series B Security shall accrue from the most recent Interest Payment Date to which interest on the Series A Security which was exchanged for this Series B Security has been paid or duly provided for, or if not interest has been paid on the Series A Security, it shall accrue interest from March 18, 2002 with respect to Series A Securities exchanged for Series B Securities. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. The Company is allowed by the Indenture to issue additional Securities which, when taken together with all Series A Securities and all Series B Securities, may not exceed $500,000,000 in aggregate principal amount.

         This Series B Security was issued pursuant to the Exchange Offer pursuant to which the 9 5/8% Senior Subordinated Notes due 2012, Series A and related Guarantees (herein called the "Series A Securities") were exchanged for the Series B Securities and related Guarantees. The Series A Securities and the Series B Securities are together (including related Guarantees) referred to as the "Securities." The Series B Securities rank pari passu in right of payment with the Series A Securities.

         In addition, for any period in which a Series A Security exchanged for this Series B Security was outstanding, if (1) the Company and the Guarantors fail to file any of the registration statements required by the Registration Rights Agreement on or before the date specified for such filing, or (2) any of such registration statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"), or (3) the Company and the Guarantors fail to consummate the Exchange Offer within 30 Business Days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, or (4) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales or exchanges of Securities during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (1) through (4) above, a "Registration Default"), then the Company and the Guarantors will pay Liquidated Damages to each Holder of Securities, with respect to the first 90-day period immediately following the occurrence of the first Registration Default in an amount equal to $0.05 per week per $1,000 principal amount of Securities held by such Holder. The amount of Liquidated Damages will increase by an additional $0.05 per week per $1,000 principal amount of Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages for all Registration Defaults of $0.50 per week per $1,000 principal amount of Securities. Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease. All references herein to "interest" shall be deemed to include the payment of any Liquidated Damages owed pursuant to the Registration Rights Agreement.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series B Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by the Indenture not inconsistent with the requirements of such exchange, all as more fully provided in the Indenture.

         Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company maintained for such purpose (which initially will be a corporate trust office of the Trustee located at Bank One Plaza, Suite 0823, Chicago, Illinois 60670), or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         This Security is entitled to the benefits of the Guarantees by the Guarantors of the punctual payment when due and performance of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is made to Article Thirteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of the Guarantors.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers.

                                        United Auto Group, Inc.


                                        By:
                                            -----------------------------------
                                            James R. Davidson
                                            Executive Vice President - Finance

Attest:


---------------------------------------
         Robert H. Kurnick, Jr.
         Executive Vice President,
         General Counsel and Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the 9 5/8% Senior Subordinated Notes due 2012, Series B referred to in the within-mentioned Indenture.

                                                Bank One Trust Company, N.A.,
                                                         as Trustee


                                                By:
                                                    --------------------------
                                                         Authorized Signer

Dated:  ___________ __, 2003

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this Security purchased by the Company pursuant to
Section 1012 or Section 1014 as applicable, of the Indenture, check the
Box: [ ].

         If you wish to have a portion of this Security purchased by the Company pursuant to Section 1012 or Section 1014 as applicable, of the Indenture, state the amount (in original principal amount):


                                $
                                 ----------------


Date:                                      Your Signature:
     -----------------------------------                  ---------------------

(Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:
                     -----------------------------------------------------------

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                             United Auto Group, Inc.
               9 5/8% Senior Subordinated Notes due 2012, Series B

         This Security is one of a duly authorized issue of Securities of the Company designated as its 9 5/8% Senior Subordinated Notes due 2012, Series B (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $300,000,000 (less the principal amount of Series A Securities outstanding), issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of March 18, 2002 among the Company, the Guarantors and Bank One Trust Company, N.A., as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         The Company is allowed by the Indenture to create and issue additional Securities ranking equally with this Security in all respects, subject to limitations in Section 1008 of the Indenture. The total amount of Securities, including this Security and any additional Securities which the Company may issue, may not exceed $500,000,000. Any additional Securities may be consolidated and form a single series with this Security, vote together with this Security and have the same terms as to status, redemption or otherwise as this Security. References herein to Securities include these additional Securities, unless the context requires otherwise.

         The Series B Securities are subject to redemption at any time on or after March 15, 2007, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning March 15 of the years indicated below:

                                                              Redemption
                           Year                                 Price
                           ----                                 -----
                           2007................................104.813%
                           2008................................103.208%
                           2009................................101.604%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant Regular Record Dates to receive interest due on an Interest Payment Date).

         In addition, at any time prior to March 15, 2005, the Company, at its option, may use the Net Cash Proceeds of one or more Public Equity Offerings to redeem up to an aggregate of 35% of the aggregate principal amount of the Securities issued under the Indenture at a redemption price equal to 109.625% of the aggregate principal amount of the Securities redeemed, plus accrued and unpaid interest, if any, to the redemption date (subject to the rights of Holders of record on relevant Regular Record Dates to receive interest due on an Interest Payment Date). At least 65% of the aggregate principal amount of the Securities issued under the Indenture must remain outstanding immediately after the occurrence of such redemption. In order to effect this redemption, the Company must mail a notice of redemption no later than 30 days after the closing of the related Public Equity Offering and must complete such redemption within 60 days of the closing of the Public Equity Offering.

         If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or if the Securities are not so listed, pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

         Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to Change of Control Offer and in accordance with the procedures set forth in the Indenture.

         Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale exceeds a specified amount, and such proceeds are not used to repay permanently any Senior Indebtedness or Senior Guarantor Indebtedness or invested in Replacement Assets, the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities.

         In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

         In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

         The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders, certain amendments which require the consent of Holders of at least 75% of the Outstanding Securities and certain amendments which require the consent of all Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of at least a majority in aggregate principal amount of the Securities (Holders of at least 75% in aggregate principal amount of the Securities or 100% of the Holders in certain circumstances) at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

         The Securities are, to the extent and manner provided for in Article Fourteen of the Indenture, subordinated and subject in right of payment to the prior payment in full (in cash or as otherwise agreed to by the holders of Senior Indebtedness) of all Senior Indebtedness. Each Holder by its acceptance hereof agrees to be bound by the provisions of such Article Fourteen and authorizes and expressly directs the Trustee on its behalf to take such action as may be necessary or appropriate to effect the subordination provided for in the Indenture and appoints the Trustee its attorney-in-fact for such purposes.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the rights of the holders of Senior Indebtedness and Senior Guarantor Indebtedness as set forth in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company provided therefor, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Certificated Securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the Rule 144A Global Securities or the Regulation S Global Securities if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, or the Depositary ceases to be a clearing agency registered under the Exchange Act, and in either case a successor Depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing a Default or an Event of Default, or (z) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in certificated form. Upon any such issuance, the Trustee is required to register such certificated Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof).

         Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

         All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                         FORM OF TRANSFEREE CERTIFICATE

I or we assign and transfer this Security to:

--------------------------------------------------------------------------------
Print or type name, address and zip code of assignee

--------------------------------------------------------------------------------
Please insert social security or other identifying number of assignee


I irrevocably appoint _____________________, to transfer this Security on the books of the Company. The Agent may substitute another to act for him.

Dated                                    Signed
      ------------------------------            --------------------------------
(Sign exactly as name appears on the other side of this Security)

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                                   APPENDIX A

             EXCHANGES FOR GLOBAL SECURITIES OR PHYSICAL SECURITIES

         The following increases or decreases in the principal amount of this Global Security in accordance with the Indenture have been made:



                                           New principal amount
               Increase (decrease) in      of this Global Security       Notation made by or
               the principal amount of     following such increase       on behalf of the
Date Made      this Global Security        or decrease                   Security Registrar
---------      --------------------        -----------                   ------------------


---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------

---------      -----------------------     -----------------------       --------------------


                                    GUARANTEE

         For value received, each of the undersigned hereby absolutely, fully and unconditionally and irrevocably guarantees, jointly and severally with each other Guarantor, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Security. These Guarantees shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof. The Indebtedness evidenced by these Guarantees is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, whether outstanding on the date of the Indenture or thereafter, and the Guarantees are issued subject to such provisions.

Dated:  _____________ __, 20__

                                           UAG NORTHEAST BODY SHOP, INC.
                                           LANDERS UNITED AUTO GROUP NO. 2, INC.
                                           UAG TEXAS, INC.
                                           UAG TEXAS II, INC.
                                           UAG EAST, INC.
                                           UNITED AUTOCARE, INC.
                                           UNITED AUTOCARE PRODUCTS, INC.
                                           UNITED AUTO FOURTH FUNDING, INC.
                                           UNITED AUTO FIFTH FUNDING, INC.
                                           UAG FINANCE COMPANY, INC.
                                           ATLANTIC AUTO FUNDING CORPORATION
                                           ATLANTIC AUTO SECOND FUNDING
                                                    CORPORATION
                                           ATLANTIC AUTO THIRD FUNDING
                                                    CORPORATION
                                           UAG INTERNATIONAL HOLDINGS, INC.
                                           UAG REALTY, LLC
                                           UNITED AUTO FINANCE, INC.
                                           UAG CONNECTICUT I, LLC
                                           UAG TULSA HOLDINGS, LLC

                                           By:
                                               --------------------------------
                                               James R. Davidson, Treasurer

Attest:
        ---------------------------------
        Robert H. Kurnick, Jr., Secretary

                                           UAG SOUTHEAST, INC.
                                           UAG DULUTH, INC.
                                           UNITED NISSAN, INC. (GA)
                                           PEACHTREE NISSAN, INC.
                                           PALM AUTO PLAZA, INC.
                                           FLORIDA CHRYSLER PLYMOUTH, INC.
                                           WEST PALM NISSAN, INC.
                                           NORTHLAKE AUTO FINISH, INC.
                                           JS IMPORTS, INC.
                                           WEST PALM AUTO MALL, INC.
                                           AUTO MALL PAYROLL SERVICES, INC.
                                           UAG CAROLINA, INC.
                                           REED-LALLIER CHEVROLET, INC.
                                           MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                           GENE REED CHEVROLET, INC.
                                           UAG PARAMOUNT MOTORS, INC.
                                           UAG KISSIMMEE MOTORS, INC.
                                           UAG ATLANTA IV MOTORS, INC.
                                           UAG CHCC, INC.

                                           LRP, LTD.
                                           UAG NORTHEAST, INC.
                                           DIFEO PARTNERSHIP, INC.
                                           UAG HUDSON, INC.
                                           SOMERSET MOTORS, INC.
                                           LANDERS AUTO SALES, INC.
                                           LANDERS UNITED AUTO GROUP NO. 6, INC.
                                           LANDERS BUICK-PONTIAC, INC.
                                           LANDERS FORD NORTH, INC.
                                           UNITED NISSAN, INC. (NV)
                                           UNITED NISSAN, INC. (TN)
                                           UAG WEST, INC.
                                           SA AUTOMOTIVE, LTD.
                                           SL AUTOMOTIVE, LTD.
                                           SPA AUTOMOTIVE, LTD.
                                           SUN MOTORS, LTD.
                                           SCOTTSDALE MANAGEMENT GROUP, LTD.
                                           SAU AUTOMOTIVE, LTD.
                                           SK MOTORS, LTD.
                                           KMT/UAG, INC.
                                           RELENTLESS PURSUIT ENTERPRISES, INC.
                                           TRI-CITY LEASING, INC.
                                           HT AUTOMOTIVE, LTD.
                                           WESTBURY SUPERSTORE, LTD.
                                           UNITED AUTO DODGE OF SHREVEPORT,
                                                    INC.
                                           COVINGTON PIKE DODGE, INC.
                                           THE NEW GRACELAND DODGE, INC.
                                           UAG GRACELAND II, INC.
                                           UAG MEMPHIS II, INC.
                                           UAG MEMPHIS IV, INC.
                                           UAG MEMPHIS V, INC.
                                           UAG-CARIBBEAN, INC.
                                           DAN YOUNG CHEVROLET, INC.
                                           YOUNG MANAGEMENT GROUP, INC.
                                           UAG YOUNG II, INC.
                                           UAG CLASSIC, INC.
                                           CLASSIC AUTO GROUP, INC.
                                           CLASSIC MANAGEMENT COMPANY, INC.
                                           CLASSIC IMPORTS, INC.
                                           CLASSIC MOTOR SALES, LLC
                                           D. YOUNG CHEVROLET LLC
                                           DAN YOUNG MOTORS LLC
                                           UAG YOUNG AUTOMOTIVE GROUP LLC
                                           YOUNG AUTOMOTIVE HOLDINGS LLC
                                           EUROPA AUTO IMPORTS, INC.

                                           UAG LAKE NORMAN, LLC
                                           UAG INDIANAPOLIS, LLC
                                           MOTORCARS ACQUISITION, LLC
                                           MOTORCARS ACQUISITION II, LLC
                                           MOTORCARS ACQUISITION III, LLC
                                           SCOTTSDALE FERRARI, LLC
                                           UAG OLDSMOBILE OF INDIANA, LLC
                                           GOODSON NORTH, LLC
                                           GOODSON PONTIAC GMC, LLC
                                           GOODSON SPRING BRANCH, LLC
                                           PIONEER FORD WEST, LLC
                                           UAG CERRITOS, LLC
                                           UAG CONNECTICUT, LLC
                                           UAG FAIRFIELD CA, LLC
                                           UAG FAIRFIELD CM, LLC
                                           UAG FAIRFIELD CP, LLC
                                           UAG LANDERS SPRINGDALE, LLC
                                           UAG MENTOR ACQUISITION, LLC
                                           UAG MICHIGAN CADILLAC, LLC
                                           UAG MICHIGAN PONTIAC-GMC, LLC
                                           UAG MICHIGAN T1, LLC
                                           UAG MICHIGAN TMV, LLC
                                           UAG PHOENIX VC, LLC
                                           UAG SPRING, LLC
                                           UNITED RANCH AUTOMOTIVE, LLC
                                           UAG CHEVROLET, INC.
                                           UAG FAIRFIELD CV, LLC
                                           BRETT MORGAN CHEVROLET-GEO, INC.
                                           HBL, LLC
                                           MOTORCARS ACQUISITION IV, LLC
                                           UAG NANUET I, LLC
                                           UAG NANUET II, LLC
                                           NISSAN OF NORTH OLMSTED, LLC
                                           LANDERS NISSAN, LLC
                                           UAG FAYETTEVILLE I, LLC
                                           UAG FAYETTEVILLE II, LLC
                                           UAG FAYETTEVILLE III, LLC

                                           By:
                                               ---------------------------------
                                               James R. Davidson,
                                               Assistant Treasurer

Attest:
        ---------------------------------------------
         Robert H. Kurnick, Jr., Assistant Secretary

                                           DIFEO HYUNDAI PARTNERSHIP
                                           DIFEO NISSAN PARTNERSHIP
                                           DIFEO CHRYSLER PLYMOUTH JEEP EAGLE
                                                    PARTNERSHIP
                                           DIFEO LEASING PARTNERSHIP
                                           DANBURY AUTO PARTNERSHIP
                                           DIFEO TENAFLY PARTNERSHIP
                                           OCT PARTNERSHIP
                                           HUDSON MOTORS PARTNERSHIP
                                           COUNTY AUTO GROUP PARTNERSHIP
                                           SOMERSET MOTORS PARTNERSHIP

                                           By:      DIFEO PARTNERSHIP, INC.
                                                    A general partner

                                           By:
                                               ---------------------------------
                                                    James R. Davidson,
                                                    Assistant Treasurer

Attest:
        ---------------------------------------------
         Robert H. Kurnick, Jr., Assistant Secretary

                                           SHANNON AUTOMOTIVE, LTD.
                                           UAG HOUSTON ACQUISITION, LTD.

                                           By:      UAG TEXAS, INC.,
                                                    a general partner

                                           By:
                                               ---------------------------------
                                                    James R. Davidson, Treasurer

Attest:
        ---------------------------------------------
         Robert H. Kurnick, Jr., Secretary

                                           CLASSIC ENTERPRISES, LLC
                                           CLASSIC NISSAN OF TURNERSVILLE, LLC

                                           By:      UAG CLASSIC, INC., Member

                                           By:
                                               ---------------------------------
                                                    James R. Davidson,
                                                    Assistant Treasurer

Attest:
        ---------------------------------------------
         Robert H. Kurnick, Jr., Assistant Secretary

                                           LANDERS FORD, INC.
                                           NATIONAL CITY FORD, INC.
                                           CENTRAL FORD CENTER, INC.
                                           PIONEER FORD SALES, INC.

                                           By:
                                               ---------------------------------
                                                    James R. Davidson,
                                                    Assistant Treasurer

Attest:
        ---------------------------------------------
         Robert H. Kurnick, Jr., Assistant Secretary

                                           CLASSIC TURNERSVILLE, INC.
                                           GMG MOTORS, INC.
                                           KMPB, LLC
                                           SCOTTSDALE JAGUAR, LTD.
                                           CJNS, LLC
                                           H.B.L. HOLDINGS, INC.
                                           LANTZSCH-ANDREAS ENTERPRISES, INC.
                                           LMNS, LLC
                                           UAG VK, LLC

                                           By:
                                               ---------------------------------
                                                    James R. Davidson,
                                                    Assistant Secretary

Attest:
        ---------------------------------------------
         Robert H. Kurnick, Jr., Assistant Secretary

                                           UAG TURNERSVILLE REALTY, LLC

                                           By:
                                               ---------------------------------
                                                    James R. Davidson, Treasurer

Attest:
        ---------------------------------------------
         Robert H. Kurnick, Jr., Secretary

                                           UNITED AUTO LICENSING, LLC

                                           By:
                                               ---------------------------------
                                                    Robert H. Kurnick, Jr.,
                                                    Treasurer

Attest:
        ---------------------------------------------
         Tamara Hartke, Assistant Secretary